                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vinod Gupta and Stormy Dean, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                      SIGNATURE                                       TITLE                       DATE
                      ---------                                       -----                       ----

                   /s/ VINOD GUPTA                     Chairman of the Board and Chief       March 31, 1999
-----------------------------------------------------    Executive Officer (principal
                     Vinod Gupta                         executive officer)

                 /s/ STORMY L. DEAN                    Controller and Acting Chief           March 31, 1999
-----------------------------------------------------    Financial Officer (principal
                   Stormy L. Dean                        accounting officer and principal
                                                         financial officer)

                /s/ JON D. HOFFMASTER                  Director                              March 31, 1999
-----------------------------------------------------
                  Jon D. Hoffmaster

                  /s/ GAUTAM GUPTA                     Director                              March 31, 1999
-----------------------------------------------------
                    Gautam Gupta

                /s/ GEORGE F. HADDIX                   Director                              March 31, 1999
-----------------------------------------------------
                  George F. Haddix

                /s/ ELLIOT S. KAPLAN                   Director                              March 31, 1999
-----------------------------------------------------
                  Elliot S. Kaplan

                 /s/ HAROLD ANDERSEN                   Director                              March 31, 1999
-----------------------------------------------------
                   Harold Andersen

                 /s/ PAUL A. GOLDNER                   Director                              March 31, 1999
-----------------------------------------------------
                   Paul A. Goldner

                 /s/ GEORGE J. KUBAT                   Director                              March 31, 1999
-----------------------------------------------------
                   George J. Kubat

               By: /s/ STORMY L. DEAN
  -------------------------------------------------
                   Stormy L. Dean
                  Attorney-in-fact